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EXHIBIT 99(iv)

                        WARRANT TO PURCHASE COMMON STOCK

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT FOR DISTRIBUTION, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED NEITHER THE WARRANT NOR THE SHARES MAY BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED. THIS WARRANT MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE OR OTHER TRANSFER OF ANY INTEREST IN THIS WARRANT OR THE SHARES ISSUABLE HEREUNDER.

Issuer:  The X-Change Corporation
Class of Stock: Common Stock
Issue Date:  August 29, 2007
Expiration Date:  August 29, 2010

         THIS WARRANT TO PURCHASE COMMON STOCK is being issued pursuant to that certain Securities Purchase Agreement dated as of the date hereof (the "Purchase Agreement") by and between The X-Change Corporation, a Nevada corporation (the "Company"), to La Jolla Cove Investors, Inc. ("Holder").

                                    ARTICLE 1
                             DESCRIPTION OF WARRANTS
                             -----------------------

                  1.1 WARRANTS. The Company hereby grants to Holder the right to purchase 2,500,000 shares of the Company's Common Stock (the "Shares" or "Warrant Shares") at a price per share equal to the Exercise Price set forth in section 2.4 below. Subject to the terms and limitations set forth in the Debenture, upon each conversion of any portion of the Principal Amount outstanding under the Debenture, Holder shall be required to simultaneously exercise a percentage of this Warrant that is equal to the percentage of the Principal Amount of the Debenture being so converted by Holder. For purposes of illustration only, if the Purchase Price of the Debenture is equal to $250,000, and the Holder elects to convert $2,500 of the Principal Amount of the Debenture, Holder would simultaneously with such conversion purchase 25,000 Warrant Shares under the terms of this Warrant. The date that the Holder issues a Conversion Notice under the Debenture is hereafter referred to as the "Conversion Date." Capitalized terms not defined herein shall have the meanings ascribed to them in the Debenture or the Purchase Agreement.

                  1.2 EXPIRATION OF WARRANTS. This Warrant shall expire and Holder shall no longer be able to purchase the Warrant Shares on the Expiration Date.

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                                    ARTICLE 2
                                    EXERCISE
                                    --------

                  2.1 METHOD OF EXERCISE. Holder may exercise this Warrant by delivering a duly executed Warrant Notice of Exercise in substantially the form attached as APPENDIX 1 (the "Warrant Notice of Exercise") to the principal office of the Company.

                  2.2 DELIVERY OF CERTIFICATE AND NEW WARRANT. As promptly as practicable after the receipt of the Warrant Notice of Exercise, but in any event not more than three (3) Business Days after the Company's receipt of the Warrant Notice of Exercise, the Company shall issue the Shares and cause to be mailed for delivery by overnight courier to Holder a certificate representing the Shares acquired and, if this Warrant has not been fully exercised and has not expired, a new Warrant substantially in the form of this Warrant representing the right to acquire the portion of the Shares not so acquired.

                  2.3 REPLACEMENT OF WARRANTS. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, or surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

                  2.4 EXERCISE PRICE. The Exercise Price of this Warrant shall be $1.00 per Share.

                  2.5 CERTAIN EXERCISE LIMITS. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, to the extent that after giving effect to the exercise, as set forth on the applicable Warrant Notice of Exercise, such Holder (together with such Holder's Affiliates, and any other person or entity acting as a group together with such Holder or any of such Holder's Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) exercise of the remaining, unexercised amount of this Warrant beneficially owned by such Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any other debentures or warrants to purchase shares of the Company's Common Stock) beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this
Section 2.5, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 2.5 applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by such Holder together with any Affiliates) and of which amount of this Warrant is exercisable shall be in the sole discretion of such Holder, and the submission of a Warrant Notice of Exercise shall be deemed to be such Holder's determination of whether this Warrant may be exercised (in relation to other securities owned by such Holder together with any Affiliates)

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and which amount of this Warrant is exercisable, in each case subject to such aggregate percentage limitations. To ensure compliance with this restriction, each Holder will be deemed to represent to the Company each time it delivers a Warrant Notice of Exercise that such Warrant Notice of Exercise has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2.5, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock provided to the Holder in writing by the Company after Holder makes such request or in the event that the Company files, any of the following with the Securities and Exchange Commission, the most recent of the following: (A) the Company's most recent Form 10-QSB or Form 10-KSB, as the case may be, (B) a more recent public announcement by the Company; or (C) a more recent notice by the Company or the Company's transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding on the records of the Company as of the date of the request. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The "Beneficial Ownership Limitation" shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant held by the Holder. The Beneficial Ownership Limitation provisions of this Section 2.5 may be waived by such Holder, at the election of such Holder, upon not less than 61 days' prior notice to the Company, to, at the sole discretion of the Holder, either change the Beneficial Ownership Limitation to (i) 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of the Warrant held by the Holder and the provisions of this Section 2.5 shall continue to apply, or (ii) remove any Beneficial Ownership Limitation under this Warrant. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2.5 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. If any court of competent jurisdiction shall determine that the foregoing limitation is ineffective to prevent a Holder from being deemed the beneficial owner of more than 9.99% of the then outstanding shares of Common Stock, then the Holder shall not have the right to exercise such portion of this Warrant as shall cause such Holder not to be deemed the beneficial owner of more than 9.99% of the then outstanding shares of Common Stock. Upon such determination by a court of competent jurisdiction, the Holder shall have no interest in or rights under such portion of the Warrant. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

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                                   ARTICLE 3
                            ADJUSTMENT TO THE SHARES
                            ------------------------

         The number of Shares purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

                  3.1 RECLASSIFICATION. In case of any reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant then, and in any such case, the Holder, upon the exercise hereof at any time after the consummation of such reclassification or change, shall be entitled to receive in lieu of each Share theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and/or property received upon such reclassification or change by a holder of one Share. The provisions of this Section 3.1 shall similarly apply to successive reclassifications or changes.

                  3.2 SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Shares, or declare a dividend to be paid in cash, the Exercise Price shall be proportionately decreased in the case of a subdivision or payment of cash dividend or increased in the case of a combination.

                  3.3 STOCK DIVIDENDS. If the Company, at any time while this Warrant is outstanding shall pay a dividend with respect to its Shares payable in Shares, or make any other distribution of Shares with respect to Shares (except any distribution specifically provided for in Section 3.1 and Section
3.2 above), then the Exercise Price shall be adjusted, effective from and after the date of determination of shareholders entitled to received such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction, (a) the numerator of which shall be the total number of Shares outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of Shares outstanding immediately after such dividend or distribution.

                  3.4 NON-CASH DIVIDENDS. If the Company at any time while this Warrant is outstanding shall pay a dividend with respect to Shares payable in securities other than Shares or other non-cash property, or make any other distribution of such securities or property with respect to Shares (except any distribution specifically provided for in Section 3.1 and Section 3.2 above), then this Warrant shall represent the right to acquire upon exercise of this Warrant such securities or property which a holder of Shares would have been entitled to receive upon such dividend or distribution, without the payment by the Holder of any additional consideration for such securities or property.

                  3.5 EFFECT OF REORGANIZATION AND ASSET SALES. If any (i) reorganization or reclassification of the Common Stock (ii) consolidation or merger of the Company with or into another corporation, or (iii) sale or all or substantially all of the Company's operating assets to another corporation followed by a liquidation of the Company (any such transaction shall be referred to herein as an "Event"), is effected in such a way that holders of common Stock are entitled to receive securities and/or assets as a result of their Common Stock ownership, the Holder, upon exercise of this Warrant, shall be entitled to receive such shares of stock securities or assets which the Holder would have received had it fully exercised this Warrant on or prior the record date for such Event. The Company shall not merge into or consolidate with another corporation or sell all of its assets to another corporation for a consideration

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consisting primarily of securities of such corporation, unless the successor or acquiring corporation, as the case may be, shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed or observed by the Company and all of the obligations and liabilities hereunder, subject to such modification as shall be necessary to provide for adjustments which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 3. The foregoing provisions shall similarly apply to successive mergers, consolidations or sales of assets.

                  3.6 ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment in the Exercise Price, the number of Shares shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares, purchasable immediately prior to such adjustment by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

                  3.7 NO IMPAIRMENT. The Company shall not, by amendment of its articles or certificate of incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all of the provisions of this Warrant and in taking all such action as may be reasonably necessary or appropriate to protect Holder's rights hereunder against impairment. If the Company takes any action affecting its Common Stock other than as described above that adversely affects Holder's rights under this Warrant, the Exercise Price shall be adjusted downward and the number of Shares issuable upon exercise of this Warrant shall be adjusted upward in such a manner that the aggregate Exercise Price of this Warrant is unchanged.

                  3.8 FRACTIONAL SHARES. No fractional Shares shall be issuable upon the exercise of this Warrant, and the number of Shares to be issued shall be rounded down to the nearest whole Share.

                  3.9 CERTIFICATE AS TO ADJUSTMENTS. Upon any adjustment of the Exercise Price, the Company, at its expense, shall compute such adjustment and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Exercise Price in effect upon the date thereof and the series of adjustments leading to such Exercise Price.

                  3.10 NO RIGHTS OF SHAREHOLDERS. This Warrant does not entitle Holder to any voting rights or any other rights as a shareholder of the Company prior to the exercise of Holder's right to purchase Shares as provided herein.

                                    ARTICLE 4
                  REPRESENTATIONS AND COVENANTS OF THE COMPANY
                  --------------------------------------------

                  4.1 REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to Holder that all Shares which may be issued upon the exercise of the purchase right represented by this Warrant, shall, upon issuance, be duly authorized, validly issued, fully paid and nonasessable, and free of any liens and encumbrances.

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                  4.2 NOTICE OF CERTAIN EVENTS. If the Company proposes at any time (a) to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend; (b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights; (c) to effect any reclassification or recapitalization of Common Stock; (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up; or (e) offer holders of registration rights the opportunity to participate in an underwritten public offering of the Company's securities for cash, then, in connection with each such event, the Company shall give Holder (1) at least 20 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of Common Stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; (2) in the case of the matters referred to in
(c) and (d) above at least 20 days prior written notice of the date when the same will take place (and specifying the date on which the holders of Common Stock will be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event); and (3) in the case of the matter referred to in (e) above, the same notice as is given to the holders of such registration rights.

                  4.3 INFORMATION RIGHTS. So long as Holder holds this Warrant and/or any of the Shares, the Company shall deliver to Holder (a) promptly after mailing, copies of all notices or other written communications to the shareholders of the Company, (b) within ninety (90) days of their availability, the annual audited financial statements of the Company certified by independent public accountants of recognized standing, and (c) within forty-five (45) days after the end of each fiscal quarter or each fiscal year, the Company's quarterly, unaudited financial statements.

                  4.4 RESERVATION OF WARRANT SHARES. The Company has reserved and will keep available, out of the authorized and unissued shares of Common Stock, the full number of shares sufficient to provide for the exercise of the rights of purchase represented by this Warrant.

                                    ARTICLE 5
                   REPRESENTATIONS AND COVENANTS OF THE HOLDER
                   -------------------------------------------

                  5.1 PRIVATE ISSUE. Holder understands (i) that the Shares issuable upon exercise of Holder's rights contained in the Warrant are not registered under the Act or qualified under applicable state securities laws on the ground that the issuance contemplated by the Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on Holder's representations set forth in this Article 5.

                  5.2 FINANCIAL RISK. Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment.

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                  5.3 RISK OF NO REGISTRATION. Holder understands that if the
Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the Act, or file reports pursuant to Section 15(d), of the Securities Exchange Act of 1934 (the "1934 Act"), or if a registration statement covering the securities under the Act is not in effect when it desires to sell
(i) the right to purchase Shares pursuant to the Warrant, or (ii) the Shares issuable upon exercise of the right to purchase, it may be required to hold such securities for an indefinite period.

                  5.4 ACCREDITED INVESTOR. Holder is an "accredited investor," as such term is defined in Regulation D promulgated pursuant to the Act.

                                    ARTICLE 6
                                  MISCELLANEOUS
                                  -------------

                  6.1 TERM. This Warrant is exercisable, in whole or in part, at any time and from time to time on or after the Issue Date and on or before the Expiration Date set forth above.

                  6.2 COMPLIANCE WITH SECURITIES LAWS ON TRANSFER. This Warrant may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder.

                  6.3 TRANSFER PROCEDURE. Holder shall have the right without the consent of the Company to transfer or assign in whole or in part this Warrant and the Shares issuable upon exercise of this Warrant. Holder agrees that unless there is in effect a registration statement under the Act covering the proposed transfer of all or part of this Warrant, prior to any such proposed transfer the Holder shall give written notice thereof to the Company (a "Transfer Notice"). Each Transfer Notice shall describe the manner and circumstances of the proposed transfer in reasonable detail and, if the company so requests, shall be accompanied by an opinion of legal counsel, in a form reasonably satisfactory to the Company, to the effect that the proposed transfer may be effected without registration under the Act; provided that the Company will not require opinions of counsel for transactions involving transfers to affiliates or pursuant to Rule 144 promulgated by the Securities and Exchange Commission under the Act, except in unusual circumstances.

                  6.4 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be delivered personally, or sent by telecopier machine or by a nationally recognized overnight courier service, and shall be deemed given when so delivered personally, or by telecopier machine or overnight courier service as follows:

         If to the Company, to:

         The X-Change Corporation
         710 Century Parkway
         Allen, Texas 75013
         Telephone:        972-747-0051
         Facsimile:        972-359-6334

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         If to the Holder, to:

         La Jolla Cove Investors, Inc.
         7817 Herschel Avenue, Suite 200
         La Jolla, CA 92037
         Telephone:        858-551-8789
         Facsimile:        858-551-8779

or at such other address as the Company shall have furnished to the Holder. Each such notice or other communication shall for all purposes of this agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or five days after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

                  6.5 COUNTERPARTS. This agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument. Facsimile execution shall be deemed originals.

                  6.6 WAIVER. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

                  6.7 ATTORNEYS FEES. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys fees.

                  6.8 GOVERNING LAW; JURISDICTION. This Warrant shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law. Each of the parties hereto consents to the jurisdiction of the federal courts whose districts encompass any part of the City of San Diego or the state courts of the State of California sitting in the City of San Diego in connection with any dispute arising under this Warrant and hereby waives, to the maximum extent permitted by law, any objection including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

                  6.9 REMEDIES. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transactions hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Warrant will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Warrant, that the Holder shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Warrant and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

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         IN WITNESS WHEREOF, the parties hereto have duly caused this Warrant to
Purchase Common Stock to be executed and delivered on the date first above written.

The X-Change Corporation                         La Jolla Cove Investors, Inc.

By:    /S/ KATHLEEN HANAFAN                      By: /S/ TRAVIS W. HUFF
      ---------------------------                   --------------------------

Title:  CHIEF OPERATING OFFICER                  Title: PORTFOLIO MANAGER
      ---------------------------                      -----------------------





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                                   APPENDIX 1

                           WARRANT NOTICE OF EXERCISE
                           --------------------------

         1. The undersigned hereby elects to purchase _____ shares of the Common Stock of The X-Change Corporation pursuant to the terms of the Warrant to Purchase Common Stock issued to La Jolla Cove Investors, Inc. on August 29, 2007.

         2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

                          La Jolla Cove Investors, Inc.
                          7817 Herschel Ave., Suite 200
                          La Jolla, California 92037

         3. The undersigned makes the representations and covenants set forth in
Article 5 of the Warrant to Purchase Common Stock.



________________________________
(Signature)

___________________________
(Date)




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